SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2006

COOPERATIVE BANKSHARES, INC.

(Exact name of registrant as specified in charter)

North Carolina	0-24626	56-1886527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Market Street, Wilmington, North Carolina 28401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (910) 343-0181

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Beginning August 21, 2006, Cooperative Bankshares, Inc. (the “Company”) will make available to analysts and prospective investors a slide presentation. The slides summarize a presentation that Frederick Willetts, III, the Company’s Chairman and President, will make at the 11th Annual Community Bank Conference hosted by Howe Barnes on August 21, 2006 in Chicago, Illinois. Pursuant to Regulation FD, the presentation materials are attached to this Report as Exhibit 99.1 and incorporated herein by reference. Also attached to this Report as Exhibit 99.2, and incorporated herein by reference, are accompanying presentation handouts that the Company will make available to analysts and prospective investors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
99.1	Presentation Materials

99.2	Additional Presentation Handouts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPERATIVE BANKSHARES, INC.

/s/ Todd L. Sammons Todd L. Sammons
Senior Vice President and Chief Financial Officer

Date: August 21, 2006